UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 31, 2007

Commission File Number 2-39621

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United Fire & Casualty Company

(Exact name of registrant as specified in its charter)

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     Iowa     42-0644327
     (State of Incorporation)     (IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa 52407
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (319) 399-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 31, 2007, United Fire & Casualty Company issued a press release announcing that the Board of Directors had approved a share repurchase program of up to 600,000 shares of the Company’s common stock over the next two years. The Company also announced that it has chosen to no longer be rated by Standard & Poor’s. A copy of the release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Press Release issued by the Registrant on August 31, 2007

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire & Casualty Company
(Registrant)

August 31, 2007
(Date)

/s/ Randy A. Ramlo
Randy A. Ramlo , Chief Executive Officer